Exhibit 10.1
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of September 20, 2019 (this “Amendment”), is entered into among VISHAY INTERTECHNOLOGY, INC., a Delaware corporation (the “Borrower”), the other Loan Parties identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (as defined below) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, certain lenders from time to time party thereto (the “Lenders”) and Administrative Agent are parties to that certain Credit Agreement, dated as of June 5, 2019 (as amended or modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Loan Parties have requested to make certain amendments to the Credit Agreement to cure certain ambiguities and omissions, as further described herein;
WHEREAS, the Administrative Agent has agreed to make such amendments in accordance with Section 9.02(b)(i) of the Credit Agreement;
WHEREAS, notice and a copy of this Amendment has been provided to the Lenders at least five Business Days prior to the date hereof, and Administrative Agent has not received a written notice from the Required Lenders stating that the Required Lenders object to this Amendment.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1. Amendment to Credit Agreement.  The defined term “CFC” in Section 1.01 of the Credit Agreement is hereby amended by adding “formed or acquired after the Effective Date” at the end of clause (c) thereof.
2. Effectiveness.  This Amendment shall be effective upon receipt by the Administrative Agent of executed counterparts of this Amendment from each party hereto.
3. Ratification of Credit Agreement and other Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The Borrower and the other Loan Parties acknowledge and consent to the terms set forth herein and agree that the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way impair, reduce or limit any of the obligations of the Borrower and the other Loan Parties under any of the Loan Documents, as amended hereby.  This Amendment is a Loan Document.
4. Authority/Enforceability.  Each of the Loan Parties represents and warrants as follows:
(a)	it has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(b)
this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)
no consent, license, permit, approval, or authorization of, exemption by, notice or report to, or registration, filing, or declaration with, any Person (including, without limitation, any member or creditor of the Borrower or the Guarantor or any governmental entity, agency, or authority) is required to be obtained by such Loan Party in connection with: (A) the execution, delivery, or performance by such Loan Party of this Amendment or (B) the validity or enforceability against such Loan Party of this Amendment; and

(d)
the execution, delivery and performance by such Loan Party of this Amendment does not (i) contravene the terms of its respective articles of organization and operating agreement or (ii) violate any material law.

5. Representations and Warranties of the Loan Parties.  The Loan Parties represent and warrant to the Administrative Agent that after giving effect to this Amendment (a) the representations and warranties contained in Article III of the Credit Agreement or in any of the other Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) and (b) no Event of Default has occurred or is continuing as of the date hereof.
6. Amendments; Counterparts/Facsimile.  This Amendment shall not be construed as a waiver of or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Administrative Agent or the Lenders.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
7. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 7.08 and 7.09 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.
8. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
9. Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
10. Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:	VISHAY INTERTECHNOLOGY, INC. By: /s/ David E. McConnell Name: David E. McConnell Title: Senior Vice President and Corporate Treasurer
LOAN PARTIES:
VISHAY GSI, INC.
SILICONIX INCORPORATED
VISHAY BCCOMPONENTS HOLDINGS LTD.
VISHAY SPRAGUE, INC.
VISHAY AMERICAS, INC.
VISHAY HIREL SYSTEMS LLC
VISHAY SILICONIX, LLC

By:       /s/ David E. McConnell
Name:  David E. McConnell
Title:    Treasurer

VISHAY DALE ELECTRONICS, LLC

By:       /s/ David E. McConnell
Name:  David E. McConnell
Title:    Manager

[Signature page to Amendment No. 1 to Credit Agreement]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A. By: /s/ Daglas Panchal Name: Daglas Panchal Title: Executive Director

[Signature page to Amendment No. 1 to Credit Agreement]